Prospectus Supplement

September 27, 2024

Morgan Stanley Institutional Liquidity Funds

Supplement dated September 27, 2024 to the Morgan Stanley Institutional Liquidity Funds Prospectus dated June 25, 2024

Government Portfolio
Treasury Portfolio
Treasury Securities Portfolio
(the "Funds")

Advisor Class

Effective September 30, 2024, the Funds will be generally accessible by telephone weekdays 8:00 a.m.-6:00 p.m. Eastern time rather than 7:00 a.m.-6:00 p.m. Eastern time and, with respect to redemptions made by telephone, telephone instructions will be accepted if received by the Funds between 8:00 a.m. and 6:00 p.m. Eastern time (rather than 7:00 a.m. and 6:00 p.m. Eastern time) on any day the NYSE is open for business, except when the following federal holidays are observed: Columbus Day and Veterans Day. All corresponding references in the Prospectus are hereby updated accordingly.

Please retain this supplement for future reference.

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